Exhibit 10.5

Mineral Property Option Agreement

THIS MINERAL PROPERTY OPTION AMENDING AGREEMENT (the "Fourth Amendment Agreement") is dated effective as of the 31st day of August 2010 (the "Effective Date")

BETWEEN:

STARFIRE MINERALS INC., a company duly incorporated in the Province of British Columbia, having an office at 3B-19299-94th Avenue, Surrey, B.C. V4N 4E6

(the "Owner")

OF THE FIRST PART

AND:

SANTOS RESOURCES CORP., a company duly incorporated in the State of Nevada, having an office at 11450-201A Street, Maple Ridge, British Columbia, V2X 0Y4

("Santos")

OF THE SECOND PART

WHEREAS:

A.   This Fourth Amendment Agreement is supplemental to a mineral property option agreement dated for reference June 25, 2007 as amended by a mineral property option amending agreements date May 29, 2008, April 23 , 2009 and April 26, 2010 (collectively, the "Option Agreement"),between the Owner and Santos in respect of certain mining claims located in the province of Quebec, commonly referred to as the "Lordeau property" (the "Property"), which Property is more particularly described in Schedule "A" attached to the Option Agreement;

B.   The Option Agreement is attached hereto as Schedule "A"; and

C.  The Owner and Santos have agreed to amend the Option Agreement as herein set out.

THEREFOR THIS FOURTH AMENDMENT AGREEMENT WITNESSES that in consideration of the sum of one ($1.00) dollar now paid by Santos to the Owner, the receipt of which is hereby acknowledged, and the mutual covenants and agreements herein set fourth, the parties hereto covenant and agree as follows:

1.   The recitals to this Fourth Amendment Agreement are true and correct in substance and in fact. Capitalized terms used in this Fourth Amendment Agreement and not defined herein shall have the same meaning as set out in the Option Agreement.

2.   The Option Agreement shall be amended by deleting section 2.2 (c)(ii)(B) in its entirety and replacing it with the following, which amendment shall be in effect from and after the Effective Date:

"2.2(c)(ii)(B) fourteen thousand seven hundred and forty ($14,740) dollars on or before December 31, 2010."

3.   The parties confirm that in all other respects, the terms, covenants and conditions of the Option Agreement remain unchanged and in full force and effect, except as modified by this Fourth Amendment Agreement, provided that from and after the Effective Date the Option Agreement shall be read and interpreted in conjunction with this Fourth Amendment Agreement.

4.   This Fourth Amendment Agreement shall enure to the benefit and be binding upon the parties hereto and their respective heirs, executors, administrators and assigns as the case may be.

5.   This Fourth Amendment Agreement shall be construed in accordance with and governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. All transactions arising from this Fourth Amendment Agreement shall be commenced and maintained in the Supreme Court of British Columbia.

6.   Any provision or part of a provision in this Fourth Agreement determined by a court of competent jurisdiction to be invalid, illegal or unenforceable shall be deemed stricken to the extent necessary to eliminate any invalidity, illegally or unenforceability, and the rest of this Fourth Amendment Agreement and all other provisions and parts thereof shall remain in full force and effect and be binding upon the parties hereto as though the said illegal and/or unenforceable provisions or part thereof had never been included in this Fourth Amendment Agreement.

7.   This Fourth Amendment Agreement may be executed in any manner of counterparts and by facsimile transmission or pdf email attachment with the same effect as if all parties hereto had signed the same document. All counterparts shall be construed and constitute one and the same agreement.

IN WITNESS WHEREOF this Fourth Amendment Agreement has been signed by the parties as of the day and year first above written.

STARFIRE MINERALS INC.

per:  /s/ Norman S. Elliot
        Authorized Signatory

SANTOS RESOURCES CORP.

Per:  /s/ Richard Pierce
        Authorized Signatory

SCHEDULE "A" TO

MINERAL PROPERTY OPTION AMENDING AGREEMENT

DATED AUGUST 31, 2010

OPTION AGREEMENT